UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 2, 2010

SuccessFactors, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33755	94-3398453
(Commission File Number)	(IRS Employer Identification No.)

1500 Fashion Island Blvd., Suite 300, San Mateo, CA	94404
(Address of Principal Executive Offices)	(Zip Code)

(650) 645-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 2, 2011, SuccessFactors, Inc. (the “Company”) issued a press release announcing that upon review of an intercompany loan in an Australian holding company subsidiary, it expected the line items “interest income and other, net” and “net loss” to decrease and increase, respectively, on a generally accepted accounting principles basis for the three and nine months ended September 30, 2010 and the three months and year ended December 31, 2010. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

On March 8, 2011, the Company issued a press release announcing that, upon further fact finding and analysis, it has concluded that the initial accounting for the intercompany loan in an Australian holding company subsidiary was appropriate and that the Company will not restate its financial results for the third quarter of fiscal 2010.

The issue involved the accounting for foreign currency fluctuations in the assets and liabilities of an Australian holding company subsidiary in the third quarter during which certain intercompany agreements had not been finalized. Initially, the Company concluded that this would have an impact on its third quarter accounting. However, upon further research and fact finding, the Company has determined that while the final holding company structure was not in place during that period, the interim structure also supports its original accounting conclusions. The Company ultimately concluded that its accounting, which considers the nature of the assets and liabilities in the Australian holding company and whether settlement is planned or anticipated in the foreseeable future, was appropriate during this period.

A copy of the press release is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference herein.

The information in Item 2.02 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press release dated March 2, 2011

99.2	Press release dated March 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUCCESSFACTORS, INC.

By:	/s/ Hillary B. Smith Hillary B. Smith General Counsel

Date: March 8, 2010